UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116701 Greenspoint Park Drive, Suite 195

Houston, Texas 77060

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Epsilon Energy Ltd. (the “Company”) held its Annual General Meeting of shareholders (the “Annual Meeting”) on June 19, 2019. Of the 27,301,080 shares of the Company’s common shares issued and outstanding as of the record date and entitled to vote at the Annual Meeting, 18,997,312 shares, or approximately 69.58%, were represented at the meeting in person or by proxy, constituting a quorum. At the Annual Meeting, the Company’s shareholders were requested to (1) set the number of directors to be elected at the meeting at seven; (2) elect seven directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2020 Annual General Meeting of shareholders; (3) appoint BDO USA, LLP as auditors of the Company for the ensuing year; (4) approve, on an advisory basis, the compensation of our named executive officers; and (5) vote, on an advisory basis, on the frequency of holding future advisory votes on executive compensation.

Proposal 1:                                   The Company’s shareholders voted to set the number of directors to be elected at the meeting at seven. The voting results were as follows:

Votes For	Votes Against	Broker Non-Votes
16,837,533	82,596	2,077,183

Proposal 2:                                   Each of the director nominees that were up for election was elected for a term of office expiring at the Company’s 2020 Annual General Meeting of shareholders. Votes regarding the election of these directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Lovoi	16,918,129	2,000	2,077,183
Matthew Dougherty	12,307,023	4,613,106	2,077,183
Ryan Roebuck	16,888,897	31,232	2,077,183
Stephen Finlayson	16,835,629	84,500	2,077,183
Michael Raleigh	16,918,129	2,000	2,077,183
Jacob Roorda	16,835,629	84,500	2,077,183
Tracy Stephens	16,835,533	84,596	2,077,183

Proposal 3:                                   The Company’s shareholders ratified the appointment of BDO USA, LLP as auditors for the Company for the fiscal year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Withheld	Broker Non-Votes
18,997,312	0	0

Proposal 4:                                   The proposal seeking approval, on an advisory basis, of the compensation of the Company’s executive officers was approved. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,799,081	17,757	103,291	2,077,183

Proposal 5:                                   The advisory vote on the frequency of holding future advisory votes on executive compensation was held. The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
6,987,170	2,500	9,909,918	20,541	2,077,183

The Company’s Board of Directors has resolved that the frequency of future advisory votes on executive compensation be set at 3 years.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: June 20, 2019	By:	/s/ Michael Raleigh
Michael Raleigh
Chief Executive Officer